Exhibit 4(a)

WAL-MART STORES, INC.

Series Terms Certificate

Pursuant to Section 3.01 of the Indenture

Relating to 6.200% Notes Due 2038

Pursuant to Section 3.01 of the Indenture, dated as of July 19, 2005, as amended and supplemented (the “Indenture”), made between Wal-Mart Stores, Inc., a Delaware corporation (the “Company”), and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”), Charles M. Holley, Jr., Executive Vice President, Finance and Treasurer of the Company (the “Certifying Authorized Officer”), hereby certifies as follows, and Anthony D. George, Associate General Counsel, Finance and Assistant Secretary of the Company, attests to the following certification. Any capitalized term used herein shall have the definition ascribed to that term as set forth in the Indenture unless otherwise defined herein.

A. This certificate is a Series Terms Certificate contemplated by Section 3.01 of the Indenture and is being executed to evidence the establishment and approval of the terms and conditions of the Series that was established pursuant to Section 3.01 of the Indenture by means of a Unanimous Written Consent of the Executive Committee of the Board of Directors of the Company, dated April 7, 2008 (the “Series Consent”), which Series is designated as the “6.200% Notes Due 2038” (the “2038 Series”), by the Certifying Authorized Officer pursuant to the grant of authority under the terms of the Series Consent.

B. Each of the undersigned has read the Indenture, including the provisions of Sections 1.02 and 3.01 and the definitions relating thereto, and the resolutions adopted in the Series Consent. In the opinion of the undersigned, the undersigned have made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not all conditions precedent provided for in the Indenture relating to the execution and delivery by the Trustee of the Indenture, to the creation, establishment and approval of the title, the form and the terms of a Series under the Indenture, and to the authentication and delivery by the Trustee of promissory notes of a Series, have been complied with. In the opinion of the undersigned, (i) all such conditions precedent have been complied with and (ii) there are no Events of Default, or events which, with the passage of time, would become an Event of Default under the Indenture that have occurred and are continuing at the date of this certificate.

C. Pursuant to the Series Consent, the Company is authorized to issue initially $2,500,000,000 aggregate principal amount of promissory notes of the 2038 Series and the other promissory notes of the other series of notes established by the Series Consent. A copy of the Series Consent is attached hereto as Annex A. Any promissory notes that the Company issues that are a part of the 2038 Series (the “2038 Notes”) shall be issued in registered book entry form and shall be represented by a global security substantially in the form attached hereto as Annex B (the “Form of 2038 Note”). Acting pursuant to authority delegated to them pursuant to the Series Consent, the Executive Vice President, Finance and Treasurer and the Senior Vice President, Corporate Finance, of the Company have approved and set the aggregate principal amount of the 2038 Notes initially to be issued (the “Initial 2038 Notes”) to be $1,500,000,000, by executing the Note Issuance Approval, dated as of April 8, 2008, a copy of which is attached hereto as Annex C.

D. Pursuant to Section 3.01 of the Indenture, the terms and conditions of the 2038 Series and the promissory notes forming a part of the 2038 Series, including the 2038 Notes, are established and approved to be the following:

1.	Designation:

The Series established by the Series Consent is designated as the “6.200% Notes Due 2038”.

2.	Aggregate Principal Amount:

The 2038 Series is not limited as to the aggregate principal amount of all the promissory notes of the 2038 Series that the Company may issue. The Company is issuing initially 2038 Notes that have an aggregate original principal amount of $1,500,000,000.

3.	Maturity:

Final maturity of the 2038 Notes will be April 15, 2038.

4.	Interest:

a.	Rate

The 2038 Notes will bear interest at the rate of 6.200% per annum, which interest shall commence accruing from and including April 15, 2008. Additional Amounts (as defined in Section 4(a) of the Form of 2038 Note), if any, will also be payable on the 2038 Notes.

b.	Payment Dates

Interest will be payable on the 2038 Notes semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2008, to the person or persons in whose name or names the 2038 Notes are registered at the close of business on the immediately preceding April 1 or October 1, as the case may be. Interest on the 2038 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

5.	Currency of Payment:

The principal and interest payable with respect to the 2038 Notes shall be payable in United States dollars.

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6.	Payment Places:

All payments of principal of, any Tax Redemption Price with respect to, and interest on, the 2038 Notes shall be made as set forth in Section 5 of the Form of 2038 Note.

7.	Optional Redemption Features:

The Company may redeem the 2038 Notes upon the occurrence of certain tax events as set forth in Section 4(b) of the Form of 2038 Note.

There is no sinking fund with respect to the 2038 Notes.

8.	Special Redemption Features, etc.:

None.

9.	Denominations:

$2,000 and integral multiples of $1,000 in excess thereof for the 2038 Notes.

10.	Principal Repayment:

100% of the principal amount of the 2038 Notes.

11.	Registrar, Paying Agent and Transfer Agent:

The Bank of New York Trust Company, N.A. will be the registrar, paying agent and transfer agent for the 2038 Notes.

12.	Payment of Additional Amounts:

The Company shall pay additional amounts as set forth under Section 4(a) of the Form of 2038 Note.

13.	Book-Entry Procedures:

The 2038 Notes shall be issued in the form of global notes registered in the name of Cede & Co., as nominee for The Depository Trust Company, and will be issued in certificated form only in limited circumstances, in each case, as set forth under Sections 11 and 12 of the Form of 2038 Note. The Initial 2038 Notes shall be initially issued in the form of three such global notes in the principal amount of $500,000,000 each.

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14.	Other Terms:

Sections 2, 3, 6, 8, 9, 10, 11, 12, 13, 14, 15, 16 and 17 of the Form of 2038 Note attached hereto as Annex B shall also apply to the 2038 Notes.

The 2038 Notes will not have any terms or conditions of the type contemplated by clause (ii), (iii), (vi), (vii), (xii), (xiii), (xiv), (xvi), (xvii), (xix) or (xx) of Section 3.01 of the Indenture.

E. The 2038 Notes will be issued pursuant to and governed by the Indenture. To the extent that the Indenture’s terms apply to the 2038 Notes specifically or apply to the terms of all Securities of all Series established pursuant to and governed by the Indenture, such terms shall apply to the 2038 Notes.

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IN WITNESS WHEREOF, the undersigned has hereunto executed this Certificate as of April 15, 2008.

/s/ Charles M. Holley, Jr.
Charles M. Holley, Jr.
Executive Vice President, Finance and Treasurer

ATTEST:

/s/ Anthony D. George
Anthony D. George
Associate General Counsel, Finance and Assistant Secretary

ANNEX A

UNANIMOUS CONSENT TO ACTION

IN LIEU OF SPECIAL MEETING

OF THE EXECUTIVE COMMITTEE OF

THE BOARD OF DIRECTORS

OF WAL-MART STORES, INC.

April 7, 2008

The undersigned, being all of the members of the Executive Committee of the Board of Directors of Wal-Mart Stores, Inc., a Delaware corporation (the “Company”), do hereby consent to the adoption of the following resolutions in accordance with the provisions of Section 141(f) of the General Corporation Law of Delaware:

WHEREAS, the Company has registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules promulgated thereunder, the offer and sale in one or more offerings of an indeterminate amount of its debt securities, which debt securities are to be issued pursuant to the terms of the Indenture, dated as of July 19, 2005, between the Company and The Bank of New York Trust Company, N.A., a national banking association, as trustee (the “Indenture Trustee”), as supplemented by the First Supplemental Indenture, dated as of December 1, 2006, between the Company and the Trustee (the “Indenture”); and

WHEREAS, the Company desires to issue and sell in an underwritten public offering (the “Offering”) pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-130569) the Company’s debt securities having an aggregate principal amount of $2,500,000,000 or such lesser aggregate principal amount as shall be approved by the Executive Vice President and Chief Financial Officer of the Company and the Executive Vice President, Finance and Treasurer of the Company (such amount, the “Authorized Principal Amount”); it is

RESOLVED, that a series of senior, unsecured promissory notes of the Company in an initial aggregate principal amount to be determined, in the manner described in and subject to the limitations contained in these resolutions, by the Authorized Officers (as defined below), that shall mature on or about the fifth anniversary of the date of issuance of such promissory notes and otherwise having the terms established as provided in these resolutions (the “Series 2013 Notes”) shall be, and it hereby is, created, established and authorized for issuance and sale pursuant to the terms of the Indenture; and

RESOLVED, that a series of senior, unsecured promissory notes of the Company in an initial aggregate principal amount to be determined, in the manner described in and subject to the limitations contained in these resolutions, by the Authorized Officers, that shall mature on or about the tenth anniversary of the date of issuance of such promissory notes and otherwise having the terms established as provided in these resolutions (the “Series 2018 Notes”) shall be, and it hereby is, created, established and authorized for issuance and sale pursuant to the terms of the Indenture; and

RESOLVED, that a series of senior, unsecured promissory notes of the Company in an initial aggregate principal amount to be determined, in the manner described in and subject to the limitations contained in these resolutions, by the Authorized Officers, that shall mature on or about the thirtieth anniversary of the date of issuance of such promissory notes and otherwise having the terms established as provided in these resolutions (the “Series 2038 Notes” and, collectively with the Series 2013 Notes and the Series 2018 Notes, the “April 2008 Notes”) shall be, and it hereby is, created, established and authorized for issuance and sale pursuant to the terms of the Indenture; and

RESOLVED, that each series of the April 2008 Notes shall have such terms, including the rate at which interest will accrue on the Promissory Notes (as defined below) of such series of April 2008 Notes and the maturity date thereof, and shall be in such form as shall be established and approved by one or more of the Chairman of the Board of Directors, the Chief Executive Officer, any Vice Chairman, the Chief Financial Officer, any Executive Vice President, any Senior Vice President, any Vice President, the Controller and the Treasurer of the Company (each an “Authorized Officer”) in accordance with the provisions of Section 3.01 of the Indenture pursuant to the authority granted by these resolutions, which approval will be conclusively evidenced by that Authorized Officer’s or those Authorized Officers’ execution of a Series Terms Certificate (as defined in the Indenture) with respect to such series of April 2008 Notes; and

RESOLVED, that the Authorized Officers shall be, and each of them hereby is, authorized, in the name and on behalf of the Company, to establish and to approve the terms and conditions of each series of the April 2008 Notes, to set the aggregate principal amount of the promissory notes of each series of the April 2008 Notes to be issued and sold in the Offering, to determine that no promissory notes of a particular series of the April 2008 Notes will be issued and sold, and to approve the form, terms and conditions of the promissory notes (including the global promissory notes) representing the promissory notes of each series of the April 2008 Notes to be issued and sold (the “Promissory Notes”); and

RESOLVED, that the Authorized Officers shall be, and each of them hereby is, authorized, in the name and on behalf of the Company, to execute Promissory Notes for each series of April 2008 Notes having an aggregate principal amount to be determined to be for sale in the Offering by one or more Authorized Officers pursuant to the authority delegated hereby, all as provided in the Indenture, and to deliver those Promissory Notes to the Indenture Trustee for authentication and delivery in accordance with the terms of the Indenture; provided that the aggregate principal amount of April 2008 Notes issued pursuant to the authority granted by these resolutions for all such series shall not exceed $2,500,000,000; and

RESOLVED, that the Indenture Trustee shall be, and it hereby is, authorized and directed to authenticate and deliver Promissory Notes relating to the Series 2013 Notes to or upon the written order of the Company in an aggregate principal amount determined by the Authorized Officers, as provided in the Indenture; and

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RESOLVED, that the Indenture Trustee shall be, and it hereby is, authorized and directed to authenticate and deliver Promissory Notes relating to the Series 2018 Notes to or upon the written order of the Company in an aggregate principal amount determined by the Authorized Officers, as provided in the Indenture; and

RESOLVED, that the Indenture Trustee shall be, and it hereby is, authorized and directed to authenticate and deliver Promissory Notes relating to the Series 2038 Notes to or upon the written order of the Company in an aggregate principal amount determined by the Authorized Officers, as provided in the Indenture; and

RESOLVED, that the Company shall be, and it hereby is, authorized to perform its obligations under the Promissory Notes issued and sold by the Company and its obligations under the Indenture, as those obligations relate to those Promissory Notes; and

RESOLVED, that the Company shall be, and it hereby is, authorized to enter into, execute and deliver, and perform its obligations under, and each Authorized Officer is authorized to execute and deliver, for and on behalf of the Company, a Pricing Agreement and an Underwriting Agreement (collectively, the “Underwriting Agreement”) between the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. and any other underwriters named therein (collectively, the “Underwriters”), providing for the sale by the Company and the purchase by the Underwriters of Promissory Notes having an aggregate principal amount not to exceed $2,500,000,000, which aggregate principal amount of all Promissory Notes of all series of the April 2008 Notes to be issued and sold and the aggregate principal amount of the Promissory Notes of each series of the April 2008 Notes to be issued and sold shall be determined by one or more Authorized Officers, such determination to be evidenced by the execution and delivery of the Underwriting Agreement by an Authorized Officer on behalf of the Company and any other agreements necessary to effectuate the intent of these resolutions, the Underwriting Agreement and any other such agreements to be in the forms and to contain the terms, including the price to be paid to the Company by the Underwriter for the Promissory Notes of each series of April 2008 Notes being purchased pursuant to the Underwriting Agreement, and conditions as the Authorized Officer executing the same approves, such approval to be conclusively evidenced by that Authorized Officer’s execution and delivery of the Underwriting Agreement or other agreement; and

RESOLVED, that the Company shall be, and it hereby is, authorized to sell the Promissory Notes to the Underwriters pursuant to the Underwriting Agreement at the price or prices set forth in, and pursuant to the other terms and conditions of, the Underwriting Agreement; and

RESOLVED, that the Company shall be, and it hereby is, authorized to issue one or more global notes to represent the Promissory Notes of each series of April 2008 Notes authorized and to be issued and sold in accordance with these resolutions and not otherwise issue the Promissory Notes of any series of April 2008 Notes in definitive form, which global notes shall be in such form as the Authorized Officer executing the same shall approve, such approval to be conclusively evidenced by that Authorized Officer’s execution and delivery of such global notes, and to permit each global note representing Promissory Notes to be registered in the name of a nominee of The Depository Trust Company (“DTC”) and beneficial interests in the global notes representing the Promissory Notes to be otherwise shown on, and transfers of such beneficial interests effected through, records maintained by DTC and its participants; and

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RESOLVED, that the signatures of the Authorized Officers executing any Promissory Note may be the manual or facsimile signatures of the present or any future Authorized Officers and may be imprinted or otherwise reproduced thereon, and any such facsimile signature shall be binding upon the Company, notwithstanding the fact that at the time the Promissory Notes are authenticated and delivered and disposed of, the person signing the facsimile signature shall have ceased to be an Authorized Officer; and

RESOLVED, that, without in any way limiting the authority heretofore granted to any Authorized Officer, the Authorized Officers shall be, and each of them singly is, authorized and empowered to do and perform all such acts and things and to execute and deliver, for and on behalf of the Company, any and all agreements, documents and instruments and to take any and all such actions as they may deem necessary, desirable or proper in order to carry out the intent and purpose of the foregoing resolutions and fully to establish the each series of April 2008 Notes and to perform the provisions of the Underwriting Agreement, the Indenture and the Promissory Notes, and to incur on behalf of the Company all such expenses and obligations in connection therewith as they may deem proper.

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Dated this 7th day of April 2008

/s/ H. Lee Scott, Jr.	/s/ S. Robson Walton
H. Lee Scott, Jr.	S. Robson Walton

/s/ Christopher J. Williams
Christopher J. Williams

ANNEX B

FORM OF GLOBAL NOTES

This Note is a global security and is registered in the name of CEDE & CO., as nominee of the Depositary, The Depository Trust Company. Unless and until this Note is exchanged for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary or a nominee of the Depositary to the Depositary or another depositary or by the Depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

WAL-MART STORES, INC.

6.200% NOTES DUE 2038

Number A-	CUSIP No.: 931142 CM3
$500,000,000	ISIN No.: US931142CM31
Common Code: 035812288

WAL-MART STORES, INC., a corporation duly organized and existing under the laws of the State of Delaware, and any successor corporation pursuant to the Indenture (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS on April 15, 2038 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, computed on the basis of a 360-day year consisting of twelve 30-day months, semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”), commencing on October 15, 2008, on said principal sum in like coin or currency, at the rate per annum specified in the title of this Note from April 15, 2008 or from the most recent April 15 or October 15 to which interest has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered (the “Holder”) at the close of business on the preceding April 1, in the case of an Interest Payment Date of April 15, and on the preceding October 1, in the case of an Interest Payment Date of October 15 (each, a “Record Date”).

Reference is made to the further provisions of this Note set forth on the succeeding sections hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to in Section 1 hereof.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by its Chairman of the Board, its Vice Chairman, its President or one of its Vice Presidents by manual or facsimile signature under its corporate seal, attested by its Secretary, one of its Assistant Secretaries, its Treasurer or one of its Assistant Treasurers by manual or facsimile signature.

WAL-MART STORES, INC.

By:
	Name:	M. Brett Biggs
	Title:	Senior Vice President, Corporate Finance and Assistant Secretary

[SEAL]	Attest:
	Name:	Anthony D. George
	Title:	Associate General Counsel, Finance and Assistant Secretary

Dated: April 15, 2008

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

WAL-MART STORES, INC.

6.200% NOTES DUE 2038

1. Indenture; Notes. This Note is one of a duly authorized series of Securities of the Company designated as the “6.200% Notes Due 2038” (the “Notes”), initially issued in an aggregate principal amount of $1,500,000,000 on April 15, 2008. Such series of Securities has been established pursuant to, and is one of an indefinite number of series of debt securities of the Company, issued or issuable under and pursuant to, the Indenture, dated as of July 19, 2005, as supplemented by the First Supplemental Indenture, dated as of December 1, 2006 (the “Indenture”), by and between the Company, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes and of the terms upon which this Note is, and is to be, authenticated and delivered. The terms, conditions and provisions of the Notes are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in this Note. To the extent that the terms, conditions and other provisions of this Note modify, supplement or are inconsistent with those of the Indenture, then the terms, conditions and other provisions of this Note shall govern.

All capitalized terms which are used but not defined in this Note shall have the meanings assigned to them in the Indenture.

The Company may, without the consent of the Holders, issue additional Securities ranking equally with the Notes and otherwise identical in all respects (except for their date of issue, issue price and the date from which interest payments thereon shall accrue) so that such additional Securities shall be consolidated and form a single series with the Notes; provided, however, that no additional Securities of any existing or new series may be issued under the Indenture if an Event of Default has occurred and remains uncured thereunder.

2. Ranking. The Notes shall constitute the senior, unsecured and unsubordinated debt obligations of the Company and shall rank equally in right of payment among themselves and with all other existing and future senior, unsecured and unsubordinated debt obligations of the Company.

3. Payment of Overdue Amounts. The Company shall pay interest, calculated on the basis of a 360-day year consisting of twelve 30-day months, on overdue principal and overdue installments of interest, if any, from time to time on demand at the interest rate borne by the Notes to the extent lawful.

4. Payment of Additional Amounts; Redemption Upon a Tax Event.

(a) Payment of Additional Amounts. The Company shall pay to the Holder (including, for purposes of this Section 4, the beneficial owner) of this Note who is a Non-U.S. Person (as defined below) such additional amounts as may be necessary so that every net payment of principal of and interest on this Note to such Holder, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon such Holder by the United States of America or any taxing authority thereof or therein, will not be less than the amount provided in this Note to be then due and payable (such amounts, the “Additional Amounts”); provided, however, that the Company shall not be required to make any payment of Additional Amounts for or on account of:

(i) any tax, assessment or other governmental charge that would not have been imposed but for (A) the existence of any present or former connection between such Holder, or between a fiduciary, settlor, beneficiary of, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation, and the United States including, without limitation, such Holder, or such fiduciary, settlor, beneficiary, member, shareholder or possessor, being or having been a citizen or resident of the United States of America or treated as a resident thereof or being or having been engaged in trade or business or present in the United States of America, or (B) the presentation of this Note for payment on a date more than 30 days after the later of (x) the date on which such payment becomes due and payable and (y) the date on which payment thereof is duly provided for;

(ii) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, assessment or other governmental charge;

(iii) any tax, assessment or other governmental charge imposed by reason of such Holder’s past or present status as a passive foreign investment company, a controlled foreign corporation or a personal holding company with respect to the United States of America, or as a corporation which accumulates earnings to avoid United States federal income tax;

(iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of principal of or interest on this Note;

(v) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on this Note if such payment can be made without withholding by any other paying agent;

(vi) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of the Holder of this Note, if such compliance is required by statute or by regulation of the United States Treasury Department as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(vii) any tax, assessment or other governmental charge imposed on interest received by (A) a 10% shareholder (as defined in Section 871(h)(3)(B) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the regulations that may be promulgated thereunder) of the Company or (B) a controlled foreign corporation with respect to the Company within the meaning of the Code;

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(viii) any withholding or deduction that is imposed on a payment to an individual and is required to be made pursuant to that European Union Directive relating to the taxation of savings adopted on June 3, 2003 by the European Union’s Economic and Financial Affairs Council, or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(ix) any combination of items (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) in this Section 4(a);

nor shall any Additional Amounts be paid to any Holder who is a fiduciary or partnership to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

“Non-U.S. Person” means any corporation, partnership, individual or fiduciary that is, as to the United States of America, a foreign corporation, a non-resident alien individual who has not made a valid election to be treated as a United States resident, a non-resident fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, as to the United States of America, a foreign corporation, a non-resident alien individual or a non-resident fiduciary of a foreign estate or trust.

(b) Redemption Upon a Tax Event. The Notes may be redeemed at the option of the Company in whole, but not in part, on a date (such date, the “Tax Redemption Date”) to be fixed by the Company on not more than 60 days’ and not less than 30 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes (the “Redemption Price”) plus accrued but unpaid interest, if any, and any Additional Amounts thereon, if the Company determines that as a result of any change in or amendment to the laws, treaties, regulations or rulings of the United States of America or any political subdivision or taxing authority thereof, or any proposed change in such laws, treaties, regulations or rulings, or any change in the official application, enforcement or interpretation of such laws, treaties, regulations or rulings, including a holding by a court of competent jurisdiction in the United States of America, or any other action, other than an action predicated on laws generally known on or before April 8, 2008 except for proposals before the U.S. Congress before such date, taken by any taxing authority or a court of competent jurisdiction in the United States of America, or the official proposal of any such action, whether or not such action or proposal was taken or made with respect to the Company, (A) the Company has or will become obligated to pay Additional Amounts or (B) there is a substantial possibility that the Company will be required to pay such Additional Amounts.

Prior to the publication of any notice of redemption pursuant to Section 15 hereof, the Company shall deliver to the Trustee (1) an Officers’ Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the rights of the Company to so redeem have occurred and (2) an Opinion of Counsel to such effect based on such statement of facts.

If the Company elects to redeem the Notes pursuant to this Section 4(b), then it shall give notice to the Holders pursuant to Section 15 hereof.

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The notice of redemption, shall specify the following:

(i) the Tax Redemption Date;

(ii) a brief statement to the effect that the Notes are being redeemed at the option of the Company pursuant to this Section 4(b) and a brief statement of the facts permitting such redemption;

(iii) that on the Tax Redemption Date, the Redemption Price, plus accrued but unpaid interest on the Notes, if any, will become due and payable and that interest thereon shall cease to accrue on and after such Tax Redemption Date;

(iv) the amount of the Redemption Price and accrued but unpaid interest, if any, that will be due and payable on the Notes on the Tax Redemption Date;

(v) the place or places where the Notes are to be surrendered for payment of the Redemption Price and other amounts due under clause (iv) above;

(vi) that payment of the amounts due under clause (iv) above will be made upon presentation and surrender of the Notes; and

(vii) the CUSIP, ISIN and Common Code numbers of the Notes.

The notice of redemption regarding the Notes shall be, at the election of the Company, given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

On or before the opening of business on any Tax Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 5.03 of the Indenture, an amount of money sufficient to pay the Redemption Price of, and except if the Tax Redemption Date shall be an Interest Payment Date, accrued but unpaid interest on, the Notes to be redeemed on the Tax Redemption Date.

The notice of redemption having been given as specified above, the Notes shall, on the Tax Redemption Date, become due and payable at the Redemption Price, and from and after such date, unless the Company shall default in the payment of the Redemption Price and accrued but unpaid interest, if any, the Notes shall cease to bear interest. Upon surrender of the Notes for redemption in accordance with such notice, the Notes shall be paid by the Company at the Redemption Price, together with accrued but unpaid interest, if any, to the Tax Redemption Date.

If the Notes, having been called for redemption, shall not be so paid upon surrender thereof for redemption, the Redemption Price shall, until paid, bear interest from the Tax Redemption Date at the interest rate borne by this Note.

5. Place and Method of Payment. The Company shall pay principal of and interest on the Notes at the office or agency of the Paying Agent in the Borough of Manhattan, The City of

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New York; provided, however, that at the option of the Company, the Company may pay interest by check mailed to the person entitled thereto at such person’s address as it appears on the Registry for the Notes.

6. Defeasance of the Notes. Sections 11.02, 11.03 and 11.04 of the Indenture shall apply to the Notes.

7. No Redemption or Sinking Fund. The Notes are not redeemable prior to maturity, other than as set forth in Section 4(b) hereof, and are not subject to a sinking fund.

8. Amendment and Modification. Article Nine of the Indenture contains provisions for the amendment or modification of the Indenture and the Notes without the consent of the Holders in certain circumstances and requiring the consent of Holders of not less than a majority in aggregate principal amount of the Notes and Securities of other series that would be affected in certain other circumstances. However, the Indenture requires the consent of each Holder of the Notes and Securities of other series that would be affected for certain specified amendments or modifications of the Indenture and the Notes. These provisions of the Indenture, which provide for, among other things, the execution of supplemental indentures, are applicable to the Notes.

9. Event of Default; Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to the Notes shall occur and be continuing, then the aggregate principal amount of the Notes of this series may be declared by either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of this series then Outstanding to be, and, in certain cases, may automatically become, immediately due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that, in the event of such an acceleration of the maturity of the Notes, the Holders of a majority in aggregate principal amount of all of the Notes of this series then Outstanding, voting as a separate class, in accordance with the provisions of, and in the circumstances provided by, the Indenture, may rescind and annul such acceleration and its consequences with respect to all of the Notes.

10. Absolute Obligation. No reference herein to the Indenture and no provisions of the Notes or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the time and in the coin or currency herein prescribed.

11. Form and Denominations; Global Notes; Definitive Notes. The Notes are being issued in registered form without interest coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes are being issued in the form of one or more global notes (each, a “Global Note”), evidencing all or any portion of the Notes and registered in the name of DTC or its nominee (including their respective successors) as Depositary under the Indenture. The Notes shall be issued in certificated form (each, a “Definitive Note”) only in the following limited circumstances: (1) the Depositary is at any time unwilling or unable to continue as Depositary or ceases to be a clearing agency registered under applicable law, and a successor depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility; (2) the Company delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable for Definitive Notes; or (3) an

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Event of Default has occurred and is continuing with respect to the Notes, in each such case this Note shall be exchangeable for Definitive Notes in an equal aggregate principal amount. Such Definitive Notes shall be registered in such name or names as the Depositary shall instruct the Trustee.

12. Registration, Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the Company shall provide for the registration of the Notes and the transfer and exchange of the Notes, whether in global or definitive form. At the option of the Holders, at any office or agency designated and maintained by the Company for such purpose (the “Transfer Agent”) pursuant to the provisions of the Indenture, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any transfer tax or other governmental charges imposed in connection therewith subject to Section 4 hereof, the Notes may be transferred or exchanged for an equal aggregate principal amount of the Notes of like tenor and of other authorized denominations upon surrender and cancellation of the Notes upon any such transfer.

The Company, the Trustee and any agent of the Company or of the Trustee may deem and treat the Holder as the absolute owner of this Note (whether or not the Notes shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payments hereon, or on account hereof, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. All such payments made to or upon the order of such Holder shall, to the extent of the amount or amounts paid, effectually satisfy and discharge liability for moneys payable on this Note.

Notwithstanding the preceding paragraphs of this Section 12, any registration of transfer or exchange of a Global Note shall be subject to the terms of the legend appearing on the initial page thereof.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Company arising under or set forth in the Notes or under the Indenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Appointment of Agents. The Bank of New York Trust Company, N.A. is hereby appointed (i) the Registrar for the purpose of registering the Notes and transfers and exchanges of the Notes pursuant to the Indenture and this Note, (ii) Paying Agent pursuant to Section 3.04 of the Indenture and (iii) Transfer Agent with respect to the Notes at its offices in the Borough of Manhattan, The City of New York.

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15. Notices. If the Company is required to give notice to the Holders of the Notes pursuant to the terms of the Indenture, then it shall do so by the means and in the manner set forth in Section 1.06 of the Indenture.

16. Separability. In case any provision of the Indenture or the Notes shall, for any reason, be held to be invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions thereof and hereof shall not in any way be affected or impaired thereby.

17. GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

For the value received, the undersigned hereby assigns and transfers the within Note, and all rights thereunder, to:

(Insert assignee’s legal name)

(Insert assignee’s social security or tax identification number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoints

to transfer this Note on the books of Wal-Mart Stores, Inc. The agent may substitute another to act for it.

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Date:

Signature Guarantee

The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

*  *  *  *  *

The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT ENT	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian		under the Uniform Gifts to Minors Act
	(Cust)		(Minor)		(State)

Additional abbreviations may also be used although not in the above list.

ANNEX C

WAL-MART STORES, INC.

Note Issuance Approval

This Note Issuance Approval is executed by the undersigned to evidence that, in accordance with the resolutions adopted by the Unanimous Consent to Action in Lieu of Special Meeting of the Executive Committee of the Board of Directors of Wal-Mart Stores, Inc. (the “Company”), dated April 7, 2008, and pursuant to the authority delegated to the undersigned thereunder, the undersigned have approved and do hereby approve:

(i)	the issuance and sale of notes of the Company’s series of 4.250% Notes Due 2013 having an aggregate principal amount of $1,000,000,000 (the “2013 Notes”) and as otherwise contemplated by such resolutions;

(ii)	the issuance and sale of notes of the Company’s series of 6.200% Notes Due 2038 having an aggregate principal amount of $1,500,000,000 (the “2038 Notes”) and as otherwise contemplated by such resolutions;

(iii)	the form, terms and conditions of the global notes to represent 2013 Notes, which global notes shall be in the form and contain the terms and conditions set forth in the form of global note attached hereto as Exhibit A; and

(iv)	the form, terms and conditions of the global notes to represent 2038 Notes, which global notes shall be in the form and contain the terms and conditions set forth in the form of global note attached hereto as Exhibit B.

Dated as of April 8, 2008

/s/ Charles M. Holley, Jr.
Charles M. Holley, Jr.
Executive Vice President, Finance and Treasurer

/s/ M. Brett Biggs
M. Brett Biggs,
Senior Vice President, Capital Markets

EXHIBIT A

FORM OF 2013 GLOBAL NOTE

This Note is a global security and is registered in the name of CEDE & CO., as nominee of the Depositary, The Depository Trust Company. Unless and until this Note is exchanged for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary or a nominee of the Depositary to the Depositary or another depositary or by the Depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

WAL-MART STORES, INC.

4.250% NOTES DUE 2013

Number A-	CUSIP No.: 931142 CL5
$500,000,000	ISIN No.: US931142CL57
Common Code: 035812253

WAL-MART STORES, INC., a corporation duly organized and existing under the laws of the State of Delaware, and any successor corporation pursuant to the Indenture (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS on April 15, 2013 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, computed on the basis of a 360-day year consisting of twelve 30-day months, semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”), commencing on October 15, 2008, on said principal sum in like coin or currency, at the rate per annum specified in the title of this Note from April 15, 2008 or from the most recent April 15 or October 15 to which interest has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered (the “Holder”) at the close of business on the preceding April 1, in the case of an Interest Payment Date of April 15, and on the preceding October 1, in the case of an Interest Payment Date of October 15 (each, a “Record Date”).

Reference is made to the further provisions of this Note set forth on the succeeding sections hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to in Section 1 hereof.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by its Chairman of the Board, its Vice Chairman, its President or one of its Vice Presidents by manual or facsimile signature under its corporate seal, attested by its Secretary, one of its Assistant Secretaries, its Treasurer or one of its Assistant Treasurers by manual or facsimile signature.

WAL-MART STORES, INC.

By:
	Name:	M. Brett Biggs
	Title:	Senior Vice President, Corporate Finance and Assistant Secretary

[SEAL]	Attest:
	Name:	Anthony D. George
	Title:	Associate General Counsel, Finance and Assistant Secretary

Dated: April 15, 2008

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

WAL-MART STORES, INC.

4.250% NOTES DUE 2013

1. Indenture; Notes. This Note is one of a duly authorized series of Securities of the Company designated as the “4.250% Notes Due 2013” (the “Notes”), initially issued in an aggregate principal amount of $1,000,000,000 on April 15, 2008. Such series of Securities has been established pursuant to, and is one of an indefinite number of series of debt securities of the Company, issued or issuable under and pursuant to, the Indenture, dated as of July 19, 2005, as supplemented by the First Supplemental Indenture, dated as of December 1, 2006 (the “Indenture”), by and between the Company, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes and of the terms upon which this Note is, and is to be, authenticated and delivered. The terms, conditions and provisions of the Notes are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in this Note. To the extent that the terms, conditions and other provisions of this Note modify, supplement or are inconsistent with those of the Indenture, then the terms, conditions and other provisions of this Note shall govern.

All capitalized terms which are used but not defined in this Note shall have the meanings assigned to them in the Indenture.

The Company may, without the consent of the Holders, issue additional Securities ranking equally with the Notes and otherwise identical in all respects (except for their date of issue, issue price and the date from which interest payments thereon shall accrue) so that such additional Securities shall be consolidated and form a single series with the Notes; provided, however, that no additional Securities of any existing or new series may be issued under the Indenture if an Event of Default has occurred and remains uncured thereunder.

2. Ranking. The Notes shall constitute the senior, unsecured and unsubordinated debt obligations of the Company and shall rank equally in right of payment among themselves and with all other existing and future senior, unsecured and unsubordinated debt obligations of the Company.

3. Payment of Overdue Amounts. The Company shall pay interest, calculated on the basis of a 360-day year consisting of twelve 30-day months, on overdue principal and overdue installments of interest, if any, from time to time on demand at the interest rate borne by the Notes to the extent lawful.

4. Payment of Additional Amounts; Redemption Upon a Tax Event.

(a) Payment of Additional Amounts. The Company shall pay to the Holder (including, for purposes of this Section 4, the beneficial owner) of this Note who is a Non-U.S. Person (as defined below) such additional amounts as may be necessary so that every net payment of principal of and interest on this Note to such Holder, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon such Holder by the United States of America or any taxing authority thereof or therein, will not be less than the amount provided in this Note to be then due and payable (such amounts, the “Additional Amounts”); provided, however, that the Company shall not be required to make any payment of Additional Amounts for or on account of:

(i) any tax, assessment or other governmental charge that would not have been imposed but for (A) the existence of any present or former connection between such Holder, or between a fiduciary, settlor, beneficiary of, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation, and the United States including, without limitation, such Holder, or such fiduciary, settlor, beneficiary, member, shareholder or possessor, being or having been a citizen or resident of the United States of America or treated as a resident thereof or being or having been engaged in trade or business or present in the United States of America, or (B) the presentation of this Note for payment on a date more than 30 days after the later of (x) the date on which such payment becomes due and payable and (y) the date on which payment thereof is duly provided for;

(ii) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, assessment or other governmental charge;

(iii) any tax, assessment or other governmental charge imposed by reason of such Holder’s past or present status as a passive foreign investment company, a controlled foreign corporation or a personal holding company with respect to the United States of America, or as a corporation which accumulates earnings to avoid United States federal income tax;

(iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of principal of or interest on this Note;

(v) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on this Note if such payment can be made without withholding by any other paying agent;

(vi) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of the Holder of this Note, if such compliance is required by statute or by regulation of the United States Treasury Department as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(vii) any tax, assessment or other governmental charge imposed on interest received by (A) a 10% shareholder (as defined in Section 871(h)(3)(B) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the regulations that may be promulgated thereunder) of the Company or (B) a controlled foreign corporation with respect to the Company within the meaning of the Code;

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(viii) any withholding or deduction that is imposed on a payment to an individual and is required to be made pursuant to that European Union Directive relating to the taxation of savings adopted on June 3, 2003 by the European Union’s Economic and Financial Affairs Council, or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(ix) any combination of items (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) in this Section 4(a);

nor shall any Additional Amounts be paid to any Holder who is a fiduciary or partnership to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

“Non-U.S. Person” means any corporation, partnership, individual or fiduciary that is, as to the United States of America, a foreign corporation, a non-resident alien individual who has not made a valid election to be treated as a United States resident, a non-resident fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, as to the United States of America, a foreign corporation, a non-resident alien individual or a non-resident fiduciary of a foreign estate or trust.

(b) Redemption Upon a Tax Event. The Notes may be redeemed at the option of the Company in whole, but not in part, on a date (such date, the “Tax Redemption Date”) to be fixed by the Company on not more than 60 days’ and not less than 30 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes (the “Redemption Price”) plus accrued but unpaid interest, if any, and any Additional Amounts thereon, if the Company determines that as a result of any change in or amendment to the laws, treaties, regulations or rulings of the United States of America or any political subdivision or taxing authority thereof, or any proposed change in such laws, treaties, regulations or rulings, or any change in the official application, enforcement or interpretation of such laws, treaties, regulations or rulings, including a holding by a court of competent jurisdiction in the United States of America, or any other action, other than an action predicated on laws generally known on or before April 8, 2008 except for proposals before the U.S. Congress before such date, taken by any taxing authority or a court of competent jurisdiction in the United States of America, or the official proposal of any such action, whether or not such action or proposal was taken or made with respect to the Company, (A) the Company has or will become obligated to pay Additional Amounts or (B) there is a substantial possibility that the Company will be required to pay such Additional Amounts.

Prior to the publication of any notice of redemption pursuant to Section 15 hereof, the Company shall deliver to the Trustee (1) an Officers’ Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the rights of the Company to so redeem have occurred and (2) an Opinion of Counsel to such effect based on such statement of facts.

If the Company elects to redeem the Notes pursuant to this Section 4(b), then it shall give notice to the Holders pursuant to Section 15 hereof.

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The notice of redemption, shall specify the following:

(i) the Tax Redemption Date;

(ii) a brief statement to the effect that the Notes are being redeemed at the option of the Company pursuant to this Section 4(b) and a brief statement of the facts permitting such redemption;

(iii) that on the Tax Redemption Date, the Redemption Price, plus accrued but unpaid interest on the Notes, if any, will become due and payable and that interest thereon shall cease to accrue on and after such Tax Redemption Date;

(iv) the amount of the Redemption Price and accrued but unpaid interest, if any, that will be due and payable on the Notes on the Tax Redemption Date;

(v) the place or places where the Notes are to be surrendered for payment of the Redemption Price and other amounts due under clause (iv) above;

(vi) that payment of the amounts due under clause (iv) above will be made upon presentation and surrender of the Notes; and

(vii) the CUSIP, ISIN and Common Code numbers of the Notes.

The notice of redemption regarding the Notes shall be, at the election of the Company, given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

On or before the opening of business on any Tax Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 5.03 of the Indenture, an amount of money sufficient to pay the Redemption Price of, and except if the Tax Redemption Date shall be an Interest Payment Date, accrued but unpaid interest on, the Notes to be redeemed on the Tax Redemption Date.

The notice of redemption having been given as specified above, the Notes shall, on the Tax Redemption Date, become due and payable at the Redemption Price, and from and after such date, unless the Company shall default in the payment of the Redemption Price and accrued but unpaid interest, if any, the Notes shall cease to bear interest. Upon surrender of the Notes for redemption in accordance with such notice, the Notes shall be paid by the Company at the Redemption Price, together with accrued but unpaid interest, if any, to the Tax Redemption Date.

If the Notes, having been called for redemption, shall not be so paid upon surrender thereof for redemption, the Redemption Price shall, until paid, bear interest from the Tax Redemption Date at the interest rate borne by this Note.

5. Place and Method of Payment. The Company shall pay principal of and interest on the Notes at the office or agency of the Paying Agent in the Borough of Manhattan, The City of New

4

York; provided, however, that at the option of the Company, the Company may pay interest by check mailed to the person entitled thereto at such person’s address as it appears on the Registry for the Notes.

6. Defeasance of the Notes. Sections 11.02, 11.03 and 11.04 of the Indenture shall apply to the Notes.

7. No Redemption or Sinking Fund. The Notes are not redeemable prior to maturity, other than as set forth in Section 4(b) hereof, and are not subject to a sinking fund.

8. Amendment and Modification. Article Nine of the Indenture contains provisions for the amendment or modification of the Indenture and the Notes without the consent of the Holders in certain circumstances and requiring the consent of Holders of not less than a majority in aggregate principal amount of the Notes and Securities of other series that would be affected in certain other circumstances. However, the Indenture requires the consent of each Holder of the Notes and Securities of other series that would be affected for certain specified amendments or modifications of the Indenture and the Notes. These provisions of the Indenture, which provide for, among other things, the execution of supplemental indentures, are applicable to the Notes.

9. Event of Default; Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to the Notes shall occur and be continuing, then the aggregate principal amount of the Notes of this series may be declared by either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of this series then Outstanding to be, and, in certain cases, may automatically become, immediately due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that, in the event of such an acceleration of the maturity of the Notes, the Holders of a majority in aggregate principal amount of all of the Notes of this series then Outstanding, voting as a separate class, in accordance with the provisions of, and in the circumstances provided by, the Indenture, may rescind and annul such acceleration and its consequences with respect to all of the Notes.

10. Absolute Obligation. No reference herein to the Indenture and no provisions of the Notes or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the time and in the coin or currency herein prescribed.

11. Form and Denominations; Global Notes; Definitive Notes. The Notes are being issued in registered form without interest coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes are being issued in the form of one or more global notes (each, a “Global Note”), evidencing all or any portion of the Notes and registered in the name of DTC or its nominee (including their respective successors) as Depositary under the Indenture. The Notes shall be issued in certificated form (each, a “Definitive Note”) only in the following limited circumstances: (1) the Depositary is at any time unwilling or unable to continue as Depositary or ceases to be a clearing agency registered under applicable law, and a successor depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility; (2) the Company delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable for Definitive Notes; or (3) an

5

Event of Default has occurred and is continuing with respect to the Notes, in each such case this Note shall be exchangeable for Definitive Notes in an equal aggregate principal amount. Such Definitive Notes shall be registered in such name or names as the Depositary shall instruct the Trustee.

12. Registration, Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the Company shall provide for the registration of the Notes and the transfer and exchange of the Notes, whether in global or definitive form. At the option of the Holders, at any office or agency designated and maintained by the Company for such purpose (the “Transfer Agent”) pursuant to the provisions of the Indenture, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any transfer tax or other governmental charges imposed in connection therewith subject to Section 4 hereof, the Notes may be transferred or exchanged for an equal aggregate principal amount of the Notes of like tenor and of other authorized denominations upon surrender and cancellation of the Notes upon any such transfer.

The Company, the Trustee and any agent of the Company or of the Trustee may deem and treat the Holder as the absolute owner of this Note (whether or not the Notes shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payments hereon, or on account hereof, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. All such payments made to or upon the order of such Holder shall, to the extent of the amount or amounts paid, effectually satisfy and discharge liability for moneys payable on this Note.

Notwithstanding the preceding paragraphs of this Section 12, any registration of transfer or exchange of a Global Note shall be subject to the terms of the legend appearing on the initial page thereof.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Company arising under or set forth in the Notes or under the Indenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Appointment of Agents. The Bank of New York Trust Company, N.A. is hereby appointed (i) the Registrar for the purpose of registering the Notes and transfers and exchanges of the Notes pursuant to the Indenture and this Note, (ii) Paying Agent pursuant to Section 3.04 of the Indenture and (iii) Transfer Agent with respect to the Notes at its offices in the Borough of Manhattan, The City of New York.

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15. Notices. If the Company is required to give notice to the Holders of the Notes pursuant to the terms of the Indenture, then it shall do so by the means and in the manner set forth in Section 1.06 of the Indenture.

16. Separability. In case any provision of the Indenture or the Notes shall, for any reason, be held to be invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions thereof and hereof shall not in any way be affected or impaired thereby.

17. GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

For the value received, the undersigned hereby assigns and transfers the within Note, and all rights thereunder, to:

(Insert assignee’s legal name)

(Insert assignee’s social security or tax identification number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoints

to transfer this Note on the books of Wal-Mart Stores, Inc. The agent may substitute another to act for it.

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Date:

Signature Guarantee

The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

*  *  *  *  *

The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT ENT	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian		under the Uniform Gifts to Minors Act
	(Cust)		(Minor)		(State)

Additional abbreviations may also be used although not in the above list.

EXHIBIT B

FORM OF 2038 GLOBAL NOTE

This Note is a global security and is registered in the name of CEDE & CO., as nominee of the Depositary, The Depository Trust Company. Unless and until this Note is exchanged for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary or a nominee of the Depositary to the Depositary or another depositary or by the Depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

WAL-MART STORES, INC.

6.200% NOTES DUE 2038

Number A-	CUSIP No.: 931142 CM3
$500,000,000	ISIN No.: US931142CM31
Common Code: 035812288

WAL-MART STORES, INC., a corporation duly organized and existing under the laws of the State of Delaware, and any successor corporation pursuant to the Indenture (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS on April 15, 2038 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, computed on the basis of a 360-day year consisting of twelve 30-day months, semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”), commencing on October 15, 2008, on said principal sum in like coin or currency, at the rate per annum specified in the title of this Note from April 15, 2008 or from the most recent April 15 or October 15 to which interest has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note is registered (the “Holder”) at the close of business on the preceding April 1, in the case of an Interest Payment Date of April 15, and on the preceding October 1, in the case of an Interest Payment Date of October 15 (each, a “Record Date”).

Reference is made to the further provisions of this Note set forth on the succeeding sections hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to in Section 1 hereof.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by its Chairman of the Board, its Vice Chairman, its President or one of its Vice Presidents by manual or facsimile signature under its corporate seal, attested by its Secretary, one of its Assistant Secretaries, its Treasurer or one of its Assistant Treasurers by manual or facsimile signature.

WAL-MART STORES, INC.

By:
	Name:	M. Brett Biggs
	Title:	Senior Vice President, Corporate Finance and Assistant Secretary

[SEAL]	Attest:
	Name:	Anthony D. George
	Title:	Associate General Counsel, Finance and Assistant Secretary

Dated: April 15, 2008

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

WAL-MART STORES, INC.

6.200% NOTES DUE 2038

1. Indenture; Notes. This Note is one of a duly authorized series of Securities of the Company designated as the “6.200% Notes Due 2038” (the “Notes”), initially issued in an aggregate principal amount of $1,500,000,000 on April 15, 2008. Such series of Securities has been established pursuant to, and is one of an indefinite number of series of debt securities of the Company, issued or issuable under and pursuant to, the Indenture, dated as of July 19, 2005, as supplemented by the First Supplemental Indenture, dated as of December 1, 2006 (the “Indenture”), by and between the Company, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes and of the terms upon which this Note is, and is to be, authenticated and delivered. The terms, conditions and provisions of the Notes are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in this Note. To the extent that the terms, conditions and other provisions of this Note modify, supplement or are inconsistent with those of the Indenture, then the terms, conditions and other provisions of this Note shall govern.

All capitalized terms which are used but not defined in this Note shall have the meanings assigned to them in the Indenture.

The Company may, without the consent of the Holders, issue additional Securities ranking equally with the Notes and otherwise identical in all respects (except for their date of issue, issue price and the date from which interest payments thereon shall accrue) so that such additional Securities shall be consolidated and form a single series with the Notes; provided, however, that no additional Securities of any existing or new series may be issued under the Indenture if an Event of Default has occurred and remains uncured thereunder.

2. Ranking. The Notes shall constitute the senior, unsecured and unsubordinated debt obligations of the Company and shall rank equally in right of payment among themselves and with all other existing and future senior, unsecured and unsubordinated debt obligations of the Company.

3. Payment of Overdue Amounts. The Company shall pay interest, calculated on the basis of a 360-day year consisting of twelve 30-day months, on overdue principal and overdue installments of interest, if any, from time to time on demand at the interest rate borne by the Notes to the extent lawful.

4. Payment of Additional Amounts; Redemption Upon a Tax Event.

(a) Payment of Additional Amounts. The Company shall pay to the Holder (including, for purposes of this Section 4, the beneficial owner) of this Note who is a Non-U.S. Person (as defined below) such additional amounts as may be necessary so that every net payment of principal of and interest on this Note to such Holder, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon such Holder by the United States of America or any taxing authority thereof or therein, will not be less than the amount provided in this Note to be then due and payable (such amounts, the “Additional Amounts”); provided, however, that the Company shall not be required to make any payment of Additional Amounts for or on account of:

(i) any tax, assessment or other governmental charge that would not have been imposed but for (A) the existence of any present or former connection between such Holder, or between a fiduciary, settlor, beneficiary of, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation, and the United States including, without limitation, such Holder, or such fiduciary, settlor, beneficiary, member, shareholder or possessor, being or having been a citizen or resident of the United States of America or treated as a resident thereof or being or having been engaged in trade or business or present in the United States of America, or (B) the presentation of this Note for payment on a date more than 30 days after the later of (x) the date on which such payment becomes due and payable and (y) the date on which payment thereof is duly provided for;

(ii) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, assessment or other governmental charge;

(iii) any tax, assessment or other governmental charge imposed by reason of such Holder’s past or present status as a passive foreign investment company, a controlled foreign corporation or a personal holding company with respect to the United States of America, or as a corporation which accumulates earnings to avoid United States federal income tax;

(iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of principal of or interest on this Note;

(v) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on this Note if such payment can be made without withholding by any other paying agent;

(vi) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of the Holder of this Note, if such compliance is required by statute or by regulation of the United States Treasury Department as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(vii) any tax, assessment or other governmental charge imposed on interest received by (A) a 10% shareholder (as defined in Section 871(h)(3)(B) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the regulations that may be promulgated thereunder) of the Company or (B) a controlled foreign corporation with respect to the Company within the meaning of the Code;

(viii) any withholding or deduction that is imposed on a payment to an individual and is required to be made pursuant to that European Union Directive relating to the taxation of savings adopted on June 3, 2003 by the European Union’s Economic and Financial Affairs Council, or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(ix) any combination of items (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) in this Section 4(a);

nor shall any Additional Amounts be paid to any Holder who is a fiduciary or partnership to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

“Non-U.S. Person” means any corporation, partnership, individual or fiduciary that is, as to the United States of America, a foreign corporation, a non-resident alien individual who has not made a valid election to be treated as a United States resident, a non-resident fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, as to the United States of America, a foreign corporation, a non-resident alien individual or a non-resident fiduciary of a foreign estate or trust.

(b) Redemption Upon a Tax Event. The Notes may be redeemed at the option of the Company in whole, but not in part, on a date (such date, the “Tax Redemption Date”) to be fixed by the Company on not more than 60 days’ and not less than 30 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes (the “Redemption Price”) plus accrued but unpaid interest, if any, and any Additional Amounts thereon, if the Company determines that as a result of any change in or amendment to the laws, treaties, regulations or rulings of the United States of America or any political subdivision or taxing authority thereof, or any proposed change in such laws, treaties, regulations or rulings, or any change in the official application, enforcement or interpretation of such laws, treaties, regulations or rulings, including a holding by a court of competent jurisdiction in the United States of America, or any other action, other than an action predicated on laws generally known on or before April 8, 2008 except for proposals before the U.S. Congress before such date, taken by any taxing authority or a court of competent jurisdiction in the United States of America, or the official proposal of any such action, whether or not such action or proposal was taken or made with respect to the Company, (A) the Company has or will become obligated to pay Additional Amounts or (B) there is a substantial possibility that the Company will be required to pay such Additional Amounts.

Prior to the publication of any notice of redemption pursuant to Section 15 hereof, the Company shall deliver to the Trustee (1) an Officers’ Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the rights of the Company to so redeem have occurred and (2) an Opinion of Counsel to such effect based on such statement of facts.

If the Company elects to redeem the Notes pursuant to this Section 4(b), then it shall give notice to the Holders pursuant to Section 15 hereof.

The notice of redemption, shall specify the following:

(i) the Tax Redemption Date;

(ii) a brief statement to the effect that the Notes are being redeemed at the option of the Company pursuant to this Section 4(b) and a brief statement of the facts permitting such redemption;

(iii) that on the Tax Redemption Date, the Redemption Price, plus accrued but unpaid interest on the Notes, if any, will become due and payable and that interest thereon shall cease to accrue on and after such Tax Redemption Date;

(iv) the amount of the Redemption Price and accrued but unpaid interest, if any, that will be due and payable on the Notes on the Tax Redemption Date;

(v) the place or places where the Notes are to be surrendered for payment of the Redemption Price and other amounts due under clause (iv) above;

(vi) that payment of the amounts due under clause (iv) above will be made upon presentation and surrender of the Notes; and

(vii) the CUSIP, ISIN and Common Code numbers of the Notes.

The notice of redemption regarding the Notes shall be, at the election of the Company, given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

On or before the opening of business on any Tax Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 5.03 of the Indenture, an amount of money sufficient to pay the Redemption Price of, and except if the Tax Redemption Date shall be an Interest Payment Date, accrued but unpaid interest on, the Notes to be redeemed on the Tax Redemption Date.

The notice of redemption having been given as specified above, the Notes shall, on the Tax Redemption Date, become due and payable at the Redemption Price, and from and after such date, unless the Company shall default in the payment of the Redemption Price and accrued but unpaid interest, if any, the Notes shall cease to bear interest. Upon surrender of the Notes for redemption in accordance with such notice, the Notes shall be paid by the Company at the Redemption Price, together with accrued but unpaid interest, if any, to the Tax Redemption Date.

If the Notes, having been called for redemption, shall not be so paid upon surrender thereof for redemption, the Redemption Price shall, until paid, bear interest from the Tax Redemption Date at the interest rate borne by this Note.

5. Place and Method of Payment. The Company shall pay principal of and interest on the Notes at the office or agency of the Paying Agent in the Borough of Manhattan, The City of

New York; provided, however, that at the option of the Company, the Company may pay interest by check mailed to the person entitled thereto at such person’s address as it appears on the Registry for the Notes.

6. Defeasance of the Notes. Sections 11.02, 11.03 and 11.04 of the Indenture shall apply to the Notes.

7. No Redemption or Sinking Fund. The Notes are not redeemable prior to maturity, other than as set forth in Section 4(b) hereof, and are not subject to a sinking fund.

8. Amendment and Modification. Article Nine of the Indenture contains provisions for the amendment or modification of the Indenture and the Notes without the consent of the Holders in certain circumstances and requiring the consent of Holders of not less than a majority in aggregate principal amount of the Notes and Securities of other series that would be affected in certain other circumstances. However, the Indenture requires the consent of each Holder of the Notes and Securities of other series that would be affected for certain specified amendments or modifications of the Indenture and the Notes. These provisions of the Indenture, which provide for, among other things, the execution of supplemental indentures, are applicable to the Notes.

9. Event of Default; Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to the Notes shall occur and be continuing, then the aggregate principal amount of the Notes of this series may be declared by either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of this series then Outstanding to be, and, in certain cases, may automatically become, immediately due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that, in the event of such an acceleration of the maturity of the Notes, the Holders of a majority in aggregate principal amount of all of the Notes of this series then Outstanding, voting as a separate class, in accordance with the provisions of, and in the circumstances provided by, the Indenture, may rescind and annul such acceleration and its consequences with respect to all of the Notes.

10. Absolute Obligation. No reference herein to the Indenture and no provisions of the Notes or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the time and in the coin or currency herein prescribed.

11. Form and Denominations; Global Notes; Definitive Notes. The Notes are being issued in registered form without interest coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes are being issued in the form of one or more global notes (each, a “Global Note”), evidencing all or any portion of the Notes and registered in the name of DTC or its nominee (including their respective successors) as Depositary under the Indenture. The Notes shall be issued in certificated form (each, a “Definitive Note”) only in the following limited circumstances: (1) the Depositary is at any time unwilling or unable to continue as Depositary or ceases to be a clearing agency registered under applicable law, and a successor depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility; (2) the Company delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable for Definitive Notes; or (3) an

Event of Default has occurred and is continuing with respect to the Notes, in each such case this Note shall be exchangeable for Definitive Notes in an equal aggregate principal amount. Such Definitive Notes shall be registered in such name or names as the Depositary shall instruct the Trustee.

12. Registration, Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the Company shall provide for the registration of the Notes and the transfer and exchange of the Notes, whether in global or definitive form. At the option of the Holders, at any office or agency designated and maintained by the Company for such purpose (the “Transfer Agent”) pursuant to the provisions of the Indenture, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any transfer tax or other governmental charges imposed in connection therewith subject to Section 4 hereof, the Notes may be transferred or exchanged for an equal aggregate principal amount of the Notes of like tenor and of other authorized denominations upon surrender and cancellation of the Notes upon any such transfer.

The Company, the Trustee and any agent of the Company or of the Trustee may deem and treat the Holder as the absolute owner of this Note (whether or not the Notes shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payments hereon, or on account hereof, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. All such payments made to or upon the order of such Holder shall, to the extent of the amount or amounts paid, effectually satisfy and discharge liability for moneys payable on this Note.

Notwithstanding the preceding paragraphs of this Section 12, any registration of transfer or exchange of a Global Note shall be subject to the terms of the legend appearing on the initial page thereof.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Company arising under or set forth in the Notes or under the Indenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14. Appointment of Agents. The Bank of New York Trust Company, N.A. is hereby appointed (i) the Registrar for the purpose of registering the Notes and transfers and exchanges of the Notes pursuant to the Indenture and this Note, (ii) Paying Agent pursuant to Section 3.04 of the Indenture and (iii) Transfer Agent with respect to the Notes at its offices in the Borough of Manhattan, The City of New York.

15. Notices. If the Company is required to give notice to the Holders of the Notes pursuant to the terms of the Indenture, then it shall do so by the means and in the manner set forth in Section 1.06 of the Indenture.

16. Separability. In case any provision of the Indenture or the Notes shall, for any reason, be held to be invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions thereof and hereof shall not in any way be affected or impaired thereby.

17. GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

For the value received, the undersigned hereby assigns and transfers the within Note, and all rights thereunder, to:

(Insert assignee’s legal name)

(Insert assignee’s social security or tax identification number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoints

to transfer this Note on the books of Wal-Mart Stores, Inc. The agent may substitute another to act for it.

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Date:

Signature Guarantee

The signature(s) should be Guaranteed by an Eligible Guarantor Institution pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

*  *  *  *  *

The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT ENT	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian		under the Uniform Gifts to Minors Act
	(Cust)		(Minor)		(State)

Additional abbreviations may also be used although not in the above list.